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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: SEPTEMBER 20, 2006

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                                 STEELCASE INC.

            Michigan                    1-13873                38-0819050
           (State of                  (Commission             (IRS employer
         incorporation)               File Number)       identification number)

                  901 44th Street SE
                Grand Rapids, Michigan                           49508
       (Address of principal executive offices)               (Zip code)

                                 (616) 247-2710

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition

Steelcase Inc. ("the Company") reported its second quarter fiscal 2007 results today and is furnishing the earnings release as Exhibit 99.1 attached hereto. Members of the public are invited to listen to the Company's webcast conference call and view the accompanying presentation slides today, September 20, 2006, at 11:00 a.m. EDT through the link at www.steelcase.com. The presentation slides will be available at www.steelcase.com shortly before and during the webcast. A replay of the webcast, including presentation slides, can also be accessed through the Company's website through October 20, 2006.

The earnings release contains certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the Company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the earnings release of non-GAAP financial measures to the most directly comparable GAAP financial measure.

The non-GAAP financial measures used within the Company's earnings release are:

o Second quarter and year-to-date consolidated gross margin, excluding restructuring costs, for the current and prior year in dollars and as a percent of revenue
o Second quarter and year-to-date gross margin by business segment, excluding restructuring costs, for the current and prior year in dollars and as a percent of revenue
o Second quarter and year-to-date consolidated operating income, excluding restructuring costs, for the current and prior year in dollars and as a percent of revenue.
o Second quarter and year-to-date operating income by business segment, excluding restructuring costs, for the current and prior year in dollars and as a percent of revenue.

These measures are presented because management uses this information to monitor and evaluate financial results and trends. Therefore, management believes this information is also useful for investors.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01   Financial Statements and Exhibits

(d)    Exhibits

99.1   Earnings Release - Second Quarter Ended August 25, 2006

                                  EXHIBIT INDEX

         Exhibit
         Number    Description
         -------   -------------------------------------------------------------
          99.1     Earnings Release - Second Quarter Ended August 25, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STEELCASE INC.

Date: September 20, 2006
                                                 /s/ JAMES P. KEANE
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                                                 James P. Keane
                                                 Senior Vice President
                                                 and Chief Financial Officer
                                                 (Duly Authorized Officer and
                                                 Principal Financial Officer)